                                                                    EXHIBIT 99.1

                                    FORM 11-K

                                  ANNUAL REPORT

                        Pursuant to Section 15(d) of the
                         Securities Exchange Act of 1934

                  For the Fiscal Year Ended November 30, 1999

                  COHESANT TECHNOLOGIES INC. (and Subsidiaries)
                       EMPLOYEE 401(K) PROFIT SHARING PLAN
          ------------------------------------------------------------
                            (Full title of the plan)

                           COHESANT TECHNOLOGIES INC.
                      -------------------------------------
          (Name of issuer of the securities held pursuant to the plan)

          5845 West 82nd Street, Suite 102, Indianapolis, Indiana 46278
                      -------------------------------------
                     (Address of principal executive office)

                          INDEX OF FINANCIAL STATEMENTS

                                                                           PAGES
                                                                           -----
Financial Statements:

1.       Form 5500 for the Plan's fiscal year ended November 30, 1999       3

2.       Form 5500 for the Plan's fiscal year ended November 30, 1998       5


                                   SIGNATURES

The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2000                    COHESANT TECHNOLOGIES INC.
                                         (and Subsidiaries) Employee 401(k)
                                         Profit Sharing Plan


                                         By: /s/ Dwight D. Goodman
                                                 -------------------------------
                                                 Dwight D. Goodman, President

                                 Form 5500-C/R
                           Department of the Treasury
                            Internal Revenue Service
                                   ----------
                               Department of Labor
                   Pension and Welfare Benefits Administration
                                   ----------
                      Pension Benefit Guaranty Corporation

                     RETURN/REPORT OF EMPLOYEE BENEFIT PLAN
                       (With fewer than 100 participants)
 This form is required to be filed under sections 104 and 4065 of the Employee
      Retirement Income Security Act of 1974 and sections 6039D, 6047(e),
               6057(b), and 6058(a) of the Internal Revenue Code.
                           See separate instructions.

                               OMB Nos. 1210-0016
                                        1210-0089

--------------------------------------------------------------------------------
                                      1998
--------------------------------------------------------------------------------
                              This Form Is Open
                             to Public Inspection.

------------------------------------------------------------------------------------------------------------------------------------
For the calendar plan year 1998 or fiscal plan year beginning                   December 1, 1998, and ending       November 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
     If A(1) through A(4), B, C, and/or D, do not apply to this year's return/report,            FOR IRS USE ONLY
     leave the boxes unmarked.                                                                   EP-ID
     YOU MUST CHECK EITHER BOX A(5) OR A(6), WHICHEVER IS APPLICABLE. SEE INSTRUCTIONS.

A    This return/report is:

     (1)  [_] the first return/report filed for the plan;

     (2)  [_] an amended return/report;

     (3)  [_] the final return/report filed for the plan; or

     (4)  [_] a short plan year return/report (less than 12 months).

     (5)  FORM 5500-C FILER CHECK HERE ......................................[_]
          (Complete only pages 1 and 3 through 6.) (Code section
          6039 D files see instructions on page 5.)

     (6)  FORM 5500-R FILER CHECK HERE ......................................[X]
          (Complete only pages 1 and 2. Detatch pages 3 through 6 before filing.) If you checked box (1) or (3), you must file a Form 5500-C. (See page 5 of the instructions.)

B    Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan ...................................[_]

C    If your plan year changed since the last return/report, check here .....[_]

D    If you filed for an extension of time to file this return/report, check here and attach a copy of the extension ................................[_]

--------------------------------------------------------------------------------

1a   Name and address of plan sponsor (employer, if for a single-employer plan)         1b Employer identification number (EIN)
     (Address should include room or suite no.)                                            34 | 1775913
                                                                                        --------------------------------------------
     COHESANT TECHNOLOGIES, INC.                                                        1c Sponsor's telephone number
     5845 WEST 82ND STREET, SUITE 102                                                      (317) 875-5592
     INDIANAPOLIS, IN 46278                                                             --------------------------------------------
                                                                                        1d Business code (see instructions, page 18)
                                                                                           339900
                                                                                        --------------------------------------------
                                                                                        1e CUSIP issuer number
                                                                                           N/A
                                                                                        --------------------------------------------

2a   Name and address of plan administrator (if same as plan sponsor, enter "Same ")    2b Administrator's EIN
     SAME                                                                                     |
                                                                                        --------------------------------------------
                                                                                        2c Administrator's telephone number

------------------------------------------------------------------------------------------------------------------------------------
3    If the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report in line 3a and/or line 3b and complete line 3c.

  a  Sponsor                                                                            EIN                   Plan number
            -------------------------------------------------------------------------       -----------------            -----------
  b  Administrator                                                                      EIN
                  -------------------------------------------------------------------       ----------------------------------------
  c  If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter"Yes"or"No."
-------------------------------------------------------------------------------------
4   ENTITY CODE. (If not shown, enter the
    applicable code from page 8 of the instructions.)                                   B
-------------------------------------------------------------------------------------
5a  Name of plan  COHESANT TECHNOLOGIES, INC. (AND SUBSIDIARIES) EMPLOYEE  401(k)       5b Effective date of plan (mo., day, yr.)
                  -------------------------------------------------------------------      1/01/1997
    PROFIT SHARING PLAN                                                                 --------------------------------------------
    ---------------------------------------------------------------------------------   5c Three-digit
                                                                                           plan number  003
------------------------------------------------------------------------------------------------------------------------------------
    ALL FILERS MUST COMPLETE 6a THROUGH 6d, AS APPLICABLE.

6a  [_] Welfare benefit plan                 6b  [X] Pension benefit plan               2
    (Enter the applicable codes from page 9 of the instructions in the boxes.)          --------------------------------------------

6c  Pension plan features. (Enter the applicable pension plan feature codes from
    page 9 of the instructions in the boxes.)                                            C     G    K
                                                                                         -------------------------------------------

6d  [_] Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.
------------------------------------------------------------------------------------------------------------------------------------
CAUTION: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor /s/ Robert W Pawlak                                               Date 3-17-00
                                  -----------------------------------------------------------------       --------------------------
Type or print name of individual signing above Robert W Pawlak
                                              --------------------------------------------------------------------------------------
Signature of plan administrator /s/ Robert W Pawlak                                                  Date 3-17-00
                               ---------------------------------------------------------------------      --------------------------
Type or print name of individual signing above Robert W Pawlak
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FOR FORM 5500-C/R.   MGA.                              Form 5500-C/R (1998)

                                   SCHEDULE P
                                  (Form 5500)

                           Department of the Treasury
                            Internal Revenue Service

                           ANNUAL RETURN OF FIDUCIARY
                           OF EMPLOYEE BENEFIT TRUST
           - File as an attachment to Form 5500, 5500-C/R, or 5500-EZ.
      - For the Paperwork Reduction Notice, see the Form 5500 instructions.

                               OMB No. 1210-0016
--------------------------------------------------------------------------------
                                      1998
--------------------------------------------------------------------------------
                              This Form Is Open to
                               Public Inspection.

------------------------------------------------------------------------------------------------------------------------------------
For trust calendar year 1998 or fiscal year beginning                  December 1, 1998, and ending                November 30, 1999
PLEASE TYPE OR PRINT
------------------------------------------------------------------------------------------------------------------------------------
     1a   Name of trustee or custodian
------------------------------------------------------------------------------------------------------------------------------------

          National City Bank
------------------------------------------------------------------------------------------------------------------------------------

     b    Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ.)

          101 West Washington Street
------------------------------------------------------------------------------------------------------------------------------------

     c    City or town, state, and ZIP code

          Indianapolis, IN 46255
------------------------------------------------------------------------------------------------------------------------------------
2a   Name of trust                                                              b   Trust's employer identification number

     Cohesant Technologies, Inc. (and Subsidiaries)
     Employee 401(k) Profit Sharing Plan                                            34|0420310
------------------------------------------------------------------------------------------------------------------------------------
3    Name of plan if different from name of trust

------------------------------------------------------------------------------------------------------------------------------------

4    Have you furnished the participating employee benefit plan(s) with the trust financial information required
     to be reported by the plan(s)? ............................................................................. [X] Yes    [_] No

------------------------------------------------------------------------------------------------------------------------------------

5    Enter the plan sponsor's employer identification number as shown on Form
     5500, 5500-C/R, or 5500-EZ..............................................       34|1775913

------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

Signature of fiduciary  /s/ Lee Clark                                               Date 2/29/2000
------------------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS

Section references are to the Internal Revenue Code.

PURPOSE OF FORM

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

     Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

WHO MAY FILE

     1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).

     2. Every custodian of a custodial account described in section 401(f).

HOW TO FILE

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

     If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

TRUST'S EMPLOYER IDENTIFICATION NUMBER

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

NOTE: Trustees who do not have an EIN may apply for one on FORM SS-4, Application for Employer Identification Number. You must be consistent and use the same EIN for all trust reporting purposes.

SIGNATURE

The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

OTHER RETURNS AND FORMS THAT MAY BE REQUIRED

- Form 990-T--For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on Form 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

- Form 1099-R--If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

- Form 945--If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use Form 945, Annual Return of Withheld Federal Income Tax, to report taxes withheld from nonpayroll items. (See Circular E, Employer's Tax Guide (Pub. 15), for more information.)

--------------------------------------------------------------------------------
                                       MGA          Schedule P (Form 5500) 1998

                                 Form 5500-C/R
                           Department of the Treasury
                            Internal Revenue Service
                                   ----------
                               Department of Labor
                   Pension and Welfare Benefits Administration
                                   ----------
                      Pension Benefit Guaranty Corporation

                     RETURN/REPORT OF EMPLOYEE BENEFIT PLAN
                       (With fewer than 100 participants)
 This form is required to be filed under sections 104 and 4065 of the Employee
      Retirement Income Security Act of 1974 and sections 6039D, 6047(e),
               6057(b), and 6058(a) of the Internal Revenue Code.
                           See separate instructions.

                               OMB Nos. 1210-0016
                                        1210-0089

--------------------------------------------------------------------------------
                                      1997
--------------------------------------------------------------------------------
                              This Form Is Open
                             to Public Inspection.

------------------------------------------------------------------------------------------------------------------------------------
For the calendar plan year 1997 or fiscal plan year beginning                   December 1, 1997, and ending       November 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
     If A(1) through A(4), B, C, and/or D, do not apply to this year's return/report,            FOR IRS USE ONLY
     leave the boxes unmarked.                                                                   EP-ID
     YOU MUST CHECK EITHER BOX A(5) OR A(6), WHICHEVER IS APPLICABLE. SEE INSTRUCTIONS.

A    This return/report is:

     (1)  [X] the first return/report filed for the plan;

     (2)  [_] an amended return/report;

     (3)  [_] the final return/report filed for the plan; or

     (4)  [_] a short plan year return/report (less than 12 months).

     (5)  FORM 5500-C FILER CHECK HERE ......................................[X]
          (Complete only pages 1 and 3 through 6.) (Code section
          6039 D files see instructions on page 5.)

     (6)  FORM 5500-R FILER CHECK HERE ......................................[_]
          (Complete only pages 1 and 2. Detatch pages 3 through 6 before filing.) If you checked box (1) or (3), you must file a Form 5500-C. (See page 5 of the instructions.)

IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE RED INK WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B    Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan ...................................[_]

C    If your plan year changed since the last return/report, check here .....[_]

D    If you filed for an extension of time to file this return/report, check here and attach a copy of the extension ................................[X]

--------------------------------------------------------------------------------

1a   Name and address of plan sponsor (employer, if for a single-employer plan)         1b Employer identification number (EIN)
     (Address should include room or suite no.)                                            34 | 1775913
                                                                                        --------------------------------------------
     COHESANT TECHNOLOGIES, INC.                                                        1c Sponsor's telephone number
     5845 WEST 82ND STREET, SUITE 102                                                      (317) 875-5592
     INDIANAPOLIS, IN 46278                                                             --------------------------------------------
                                                                                        1d Business code (see instructions, page 17)
                                                                                           3998
                                                                                        --------------------------------------------
                                                                                        1e CUSIP issuer number
                                                                                           N/A
                                                                                        --------------------------------------------

2a   Name and address of plan administrator (if same as plan sponsor, enter "Same ")    2b Administrator's EIN
     SAME                                                                                     |
                                                                                        --------------------------------------------
                                                                                        2c Administrator's telephone number

------------------------------------------------------------------------------------------------------------------------------------
3    If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report in line 3a and/or lines 3b and complete line 3c.

  a  Sponsor                                                                            EIN                   Plan number
            -------------------------------------------------------------------------       -----------------            -----------
  b  Administrator                                                                      EIN
                  -------------------------------------------------------------------       ----------------------------------------
  c  If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter"Yes"or"No."
-------------------------------------------------------------------------------------
4   ENTITY CODE. (If not shown, enter the
    applicable code from page 8 of the instructions.)                                   B
-------------------------------------------------------------------------------------
5a  Name of plan  COHESANT TECHNOLOGIES, INC. (AND SUBSIDIARIES) EMPLOYEE  401(k)       5b Effective date of plan (mo., day, yr.)
                  -------------------------------------------------------------------      1/01/97
    PROFIT                                                                              --------------------------------------------
    ---------------------------------------------------------------------------------   5c Three-digit
                                                                                           plan number  003
------------------------------------------------------------------------------------------------------------------------------------
    ALL FILERS MUST COMPLETE 6a THROUGH 6d, AS APPLICABLE.

6a  [_] Welfare benefit plan                 6b  [X] Pension benefit plan                2
    (If the correct codes are not preprinted below, enter the applicable codes           -------------------------------------------
    from page 8 of the instructions in the boxes.)

6c  Pension plan features. (If the correct codes are not preprinted below, enter the applicable pension plan feature codes from page 9 of the instructions in
    the boxes.)                                                                          C     G    K
                                                                                         -------------------------------------------

6d  [_] Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.
------------------------------------------------------------------------------------------------------------------------------------
CAUTION: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor /s/ Robert W Pawlak                                               Date 9-2-99
                                  -----------------------------------------------------------------       --------------------------
Type or print name of individual signing above Robert W Pawlak
                                              --------------------------------------------------------------------------------------
Signature of plan administrator /s/ Robert W Pawlak                                                  Date 9-2-99
                               ---------------------------------------------------------------------      --------------------------
Type or print name of individual signing above Robert W Pawlak
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FOR FORM 5500-C/R.   MGA.                              Form 5500-C/R (1997)

                            EIN 34-1775913 / PN 003

Form 5500-C/R (1997) COMPLETE PAGE 1, AND PAGES 3 THROUGH 6 ONLY, IF YOU ARE FILING FORM 5500-C
(SEE INSTRUCTIONS ON PAGE 13.) Page 3
------------------------------------------------------------------------------------------------------------------------------------

6e Check all applicable investment arrangements below (See instructions on page 12):

     (1) [_] Master trust                   (2) [_]  103-12 investment entity
     (3) [_] Common/collective trust        (4) [_]  Pooled separate account

     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------

 f   Single-employer plans enter the tax year end of the employer in which this  plan year ends Month __________ Day ___  Year _____
 g   Is any part of this plan funded by an insurance contract described in Code section 412(i)? ..................... [_] Yes [X] No
 h   If line 6g is "Yes," was the part subject to the minimum funding standards for either of the prior 2 plan years? ......................................................................................................... [_] Yes [_] No

7a   Total participants: (1) At the beginning of plan year    0    (2) At the end of plan year   75
                                                           -------                             -------------------------------------
 b   Enter number of participants with account balances at the end of the plan year. (Defined benefits plans do not complete this
     item.)    75
           ------------
 c   Number of participants that terminated employment during the plan year with accrued benefits that were less than 100% vested  1
                                                                                                                                  --
 d   (1) Were any participants in the pension benefit plan separated from service with a deferred vested benefit        Yes  No
         for which a Schedule SSA (Form 5500) is required to be attached? ....................................... 7d(1)       X

     (2) If "Yes," enter the number of separated participants required to be reported
------------------------------------------------------------------------------------------------------------------------------------
8a   Was this plan ever amended since its effective date? If "Yes," complete line 8b and, if the amendment was
     adopted in this plan year, complete lines 8c through 8e. ................................................... 8a     X

 b   If line 8a is "Yes," enter the date the most recent amendment was adopted  Month 11 Day 11 Year 98
 c   Did any amendment during the current plan year result in the retroactive reduction of accrued benefits for
     any participant? ........................................................................................... 8c          X
 d   During this plan year did any amendment change the information contained in the latest summary plan
     description or summary description of modifications available at the time of amendment? .................... 8d          X
 e   If line 8d is"Yes,"has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 8d been furnished to participants? (see instructions) .................. 8e
------------------------------------------------------------------------------------------------------------------------------------
9a   Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year              9a          X
                                                                                                     ----------
 b   Were all plan assets either distributed to participants or beneficiaries, transferred to another plan,
     or brought under the control of PBGC? ...................................................................... 9b          X
 c   Was a resolution to terminate this plan adopted during this plan year or any prior plan year? .............. 9c          X
 d   If line 9a or line 9c is "Yes," have you received a favorable determination letter from the IRS for the termination? ............................................................................................... 9d
 e   If line 9d is "No," has a determination letter been requested from the IRS? ................................ 9e
 f   If line 9a or line 9c is "Yes," have participants and beneficiaries been notified of the termination or the proposed termination? .................................................................................. 9f
 g   If line 9a is "Yes" and the plan is covered by PBGC, is the plan continuing to file a PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control of
     PBGC? ...................................................................................................... 9g
 h   During this plan year, did any trust assets revert to the employer for which the Code section 4980 excise
     tax is due? ................................................................................................ 9h          X
 i   If line 9h is "Yes," enter the amount of tax paid with Form 5330 $
------------------------------------------------------------------------------------------------------------------------------------

10a  Was this plan merged or consolidated into another plan(s), or were assets or liabilities transferred to another plan(s) since the end of the plan year covered by the last return/report Form 5500 or 5500-C that was filed for this plan (or during this
     plan year if this is the first return/report)? If "Yes," complete lines 10b through 10e....................  10a         X
     If "Yes," identify the other plan(s)                 c Employer identification number(s)                   d Plan number(s)

  b  Name of plan(s)
                    ----------------------------------  -----------------------------------------------------  ---------------------

     -------------------------------------------------  -----------------------------------------------------  ---------------------
  e  If required, has a Form 5310-A been filed?                                                                  [_] Yes  [_] No
------------------------------------------------------------------------------------------------------------------------------------
11   Enter the plan funding arrangement code      12   Enter the plan benefit arrangement code from
     from page 13 of the instructions 1                page 13 of the instructions 1                                    Yes  No
------------------------------------------------------------------------------------------------------------------------------------
13   Is this a plan established or maintained pursuant to one or more collective bargaining agreements? ......... 13          X
14   If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number of Schedules A (Form 5500), Insurance Information, that are attached. If none, enter -0-. 0

                            EIN 34-1775913 / PN 003

Form 5500-C/R (1997)     COMPLETE PAGE 1, AND PAGES 3 THROUGH 6 ONLY, IF YOU ARE FILING FORM 5500-C                           Page 5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NUMBER
  j  Enter the number of nonexcludable employees. Subtract line 21i from line 21h ............................... 21j        80
  k  Do 100% of the nonexcludable employees entered on line 21j benefit under the plan? ...... [X] Yes  [_] No
     If line 21k is "Yes," do NOT complete lines 21l through 21o.
  l  Enter the number of nonexcludable employees (line 21j) who are highly compensated employees ................ 21l
  m  Enter the number of nonexcludable employees who benefit under the plan ..................................... 21m
  n  Enter the number of employees entered on line 21m who are highly compensated employees ..................... 21n
  o  This plan satisfies the coverage requirements on the basis of (check one):
     (1) [_] The average benefits test  (2) [_] The ratio percentage test--enter percentage                   %
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Yes  No
22a  Is it or was it ever intended that this plan qualify under Code section 401(a)? If "Yes," complete lines
     22b and 22c ................................................................................................ 22a    X
  b  Enter the date of the most recent IRS determination letter ............................. Month N/A  Year N/A
  c  Is a determination letter request pending with the IRS? .................................................... 22c         X
------------------------------------------------------------------------------------------------------------------------------------
23a  Does the plan hold any assets that have a fair market value that is not readily determinable on an
     established market? (If "Yes," complete line 23b) (See instructions) ....................................... 23a         X
  b  Were all the assets referred to on line 23a valued for the 1997 plan year by an independent third-party appraiser? ................................................................................................. 23b
  c  If line 23b is "No," enter the value of the assets that were not valued by an independent third-party appraiser for the 1997 plan year. .......................................... 23c


  d  Enter the most recent date the assets on line 23c were valued by an independent third-party appraiser. (If more than one asset, see instructions.)  Month  _________  Day  __ Year ______
     (If this plan has no ESOP features, leave line 23e blank and go to line 24.)

  e  If dividends paid on employer securities held by the ESOP were used to make payments on ESOP loans, enter the amount of the dividends used to make the payments ............. 23e
------------------------------------------------------------------------------------------------------------------------------------
24   Does the employer/sponsor listed in 1a of this form maintain other qualified pension benefit plans? ... 24               X
     If "Yes," enter the total number of plans, including this plan
------------------------------------------------------------------------------------------------------------------------------------
25a  Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program? ...............................................................................[_] YES [X] NO [_] NOT DETERMINED
  b  If line 25a is "Yes" or "Not determined," enter the EIN and the plan number used to identify it.
     EIN                                       Plan number
------------------------------------------------------------------------------------------------------------------------------------
26   You may NOT use N/A in response to any line 26 item. If you check "Yes," you must enter a          YES    NO      AMOUNT
     dollar amount in the amount column.
     DURING THIS PLAN YEAR:
  a  Was this plan covered by a fidelity bond? ................................................... 26a   X            1,000,000
  b  If line 26a is "Yes," enter the name of the surety company  CNA INSURANCE
  c  Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty? ... 26c         X
  d  Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a
     10% or more interest in the employer, or relatives of any such persons? ..................... 26d         X
  e  Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest
     in the employer, or relatives of any such persons? .......................................... 26e   X                5,394
  f  Did the plan acquire or hold any employer security or employer real property? ............... 26f         X
  g  Has the plan granted an extension on any delinquent loan owed to the plan? .................. 26g         X
  h  Were any participant contributions transmitted to the plan more than 31 days after receipt
     or withholding by the employer? ............................................................. 26h         X
  i  Were any loans by the plan or fixed income obligations due the plan classified as
     uncollectible or in default as of the close of the plan year? ............................... 26i         X
  j  Has any plan fiduciary had a financial interest in excess of 10% in any party providing
     services to the plan or received anything of value from any such party? ..................... 26j         X
  k  Did the plan at any time hold 20% or more of its assets in any single security, debt,
     mortgage, parcel of real estate, or partnership/joint venture interests? .................... 26k         X
  l  Did the plan at any time engage in any transaction or series of related transactions
     involving 20% or more of the current value of plan assets? .................................. 261         X
  m  Were there any noncash contributions made to the plan whose value was set without an
     appraisal by an independent third party? .................................................... 26m         X
  n  Were there any purchases of nonpublicly traded securities by the plan whose value was set
     without an appraisal by an independent third party? ......................................... 26n         X
  o  Has the plan reduced or failed to provide any benefit when due under the terms of the plan
     because of insufficient assets? ............................................................. 26o         X
------------------------------------------------------------------------------------------------------------------------------------
QUESTION 22: THE PLAN ADOPTED A STANDARDIZED PROTOTYPE SPONSORED BY NATIONAL CITY BANK, IRS OPINION LETTER DATED FEB. 28, 1995.

                        ATTACHMENT TO 1997 FORM 5500-C/R
                                  FOR ITEM 21


PLAN NAME  COHESANT TECHNOLOGIES, INC. (AND SUBSIDIARIES)   EIN  34-1775913
           EMPLOYEE 401(k)                                      -----------
           ----------------------------------------------
           PROFIT                                           PN   003
           ----------------------------------------------       -----------

ATTACHMENT NUMBER   1   of   1   for:
                  ----     ----

[X]  Mandatory Disaggregation
[ ]  Separate Line of Business (SLOB)

PLAN PART/SLOB  EMPLOYER MATCHING CONTRIBUTIONS
                -----------------------------------------------------------

21b Enter the total number of separate lines of business claimed by the employer - ______

  c  Does the employer apply the mandatory disaggregation rules
     under Income Tax Regulations section 1.410(b)-7(c)?         Yes [X]  No [ ]

  d  In testing whether this plan satisfies the coverage and discrimination tests of Code sections 410(b) and 401(a),
     does the employer aggregate plans?.......................   Yes [ ]  No [X]

  e  Does the employer restructure the plan into component
     plans to satisfy the coverage and discrimination tests of
     Code sections 410(b) and 401(a)(4)?......................   Yes [ ]  No [X]

  f If you meet either one of the following exceptions, check the applicable box to tell us which exception you meet and DO NOT complete the rest of question 21:

     (1) [ ] No highly compensated employee benefited under the plan at any time during the plan year;

     (2) [ ] This is a collectively bargained plan that benefits only collectively bargained employees, no more than 2% of whom are professional employees.

  g  Did any leased employee perform services for the employer
     at any time during the plan year?........................   Yes [ ]  No [X]

  h  Enter the total number of employees of the employer.
     Employer includes entities aggregated with the employer
     under Code section 414(b), (c), or (m). Include leased
     employees and self-employed individuals..................    Number 86
                                                                 --------------

  i  Enter the total number of employees excludable under the plan because of: (1) failure to meet requirements for
     minimum age and years of service; (2) collectively
     bargained employees; (3) nonresident aliens who receive
     no earned income from U.S. sources; and (4) 500 hours of
     service/last day rule....................................          6
                                                                 --------------

  j  Enter the number of nonexcludable employees. Subtract line
     21i from line 21h                                                  80
                                                                 --------------

  k  Do 100% of the nonexcludable employees entered on line 21j
     benefit under the plan?   Yes [X]  No [ ]
     If line 21k is "Yes," DO NOT complete lines 21l through 21o.


  l  Enter the number of nonexcludable employees (line 21;) who are highly compensated employees.........................
                                                                 --------------

  m  Enter the number of nonexcludable employees who benefit under the plan...........................................
                                                                 --------------

  n  Enter the number of employees entered on line 21m who are highly compensated employees.............................
                                                                 --------------

  o This plan satisfies the coverage requirements on the basis of (check one):
     (1) [ ] The average benefits test (2) [ ] The ratio percentage test - Enter percentage - ________ %

NOTES ________________________________________________________________________
      ________________________________________________________________________

                                   SCHEDULE P
                                  (Form 5500)

                           Department of the Treasury
                            Internal Revenue Service

                           ANNUAL RETURN OF FIDUCIARY
                           OF EMPLOYEE BENEFIT TRUST
           - File as an attachment to Form 5500, 5500-C/R, or 5500-EZ.
      - For the Paperwork Reduction Notice, see the Form 5500 instructions.

                               OMB No. 1210-0016
--------------------------------------------------------------------------------
                                      1997
--------------------------------------------------------------------------------
                              This Form Is Open to
                               Public Inspection.

------------------------------------------------------------------------------------------------------------------------------------
For trust calendar year 1997 or fiscal year beginning                  DECEMBER 1, 1997, and ending                NOVEMBER 30, 1998
PLEASE TYPE OR PRINT
------------------------------------------------------------------------------------------------------------------------------------
     1a   Name of trustee or custodian
------------------------------------------------------------------------------------------------------------------------------------

          NATIONAL CITY BANK
------------------------------------------------------------------------------------------------------------------------------------

     b    Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ.)

          101 WEST WASHINGTON STREET
------------------------------------------------------------------------------------------------------------------------------------

     c    City or town, state, and ZIP code

          INDIANAPOLIS, IN 46255
------------------------------------------------------------------------------------------------------------------------------------
2a   Name of trust                                                              b   Trust's employer identification number

     COHESANT TECHNOLOGIES, INC. (AND SUBSIDIARIES)
     EMPLOYEES 401(K) PROFIT SHARING PLAN
------------------------------------------------------------------------------------------------------------------------------------
3    Name of plan if different from name of trust

------------------------------------------------------------------------------------------------------------------------------------

4    Have you furnished the participating employee benefit plan(s) with the trust financial information required
     to be reported by the plan(s)? ............................................................................. [X] Yes    [_] No

------------------------------------------------------------------------------------------------------------------------------------

5    Enter the plan sponsor's employer identification number as shown on Form
     5500, 5500-C/R, or 5500-EZ..............................................       34|1775913

------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

Signature of fiduciary  /s/ Lee Clark                                               Date 9/2/99
------------------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS

Section references are to the Internal Revenue Code.

PURPOSE OF FORM

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

     Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

WHO MAY FILE

     1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).

     2. Every custodian of a custodial account described in section 401(f).

HOW TO FILE

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

     If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

TRUST'S EMPLOYER IDENTIFICATION NUMBER

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

NOTE: Trustees who do not have an EIN may apply for one on FORM SS-4, Application for Employer Identification Number. You must be consistent and use the same EIN for all trust reporting purposes.

SIGNATURE

The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

OTHER RETURNS AND FORMS THAT MAY BE REQUIRED

- FORM 990-T--For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on Form 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

- FORM 1099-R--If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

- FORM 945--If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use FORM 945, Annual Return of Withheld Federal Income Tax, to report taxes withheld from nonpayroll items. (See CIRCULAR E, Employer's Tax Guide (Pub. 15), for more information.)

--------------------------------------------------------------------------------
                                       MGA          SCHEDULE P (FORM 5500) 1997

                                   Form 5558
                              (Rev. November 1997)

                           Department of the Treasury
                            Internal Revenue Service

                        APPLICATION FOR EXTENSION OF TIME
                      TO FILE CERTAIN EMPLOYEE PLAN RETURNS

         FOR PAPERWORK REDUCTION ACT NOTICE, SEE INSTRUCTIONS ON BACK.

                                OMB No. 1545-0212
--------------------------------------------------------------------------------
                               FILE WITH IRS ONLY

File before the due date for filing the return (see instructions)

Name of filer or plan sponsor (see instructions)

COHESANT TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
Number, street, and room or suite no. (If a P.O. box, see instructions.)
5845 WEST 82ND STREET, SUITE 102
--------------------------------------------------------------------------------
City or town, state, and ZIP code
INDIANAPOLIS, IN 46278
--------------------------------------------------------------------------------
Filer's Identifying Number--Check applicable box and enter number (see instructions).

[X] Employer identification number (EIN). Filers checking box 1a must enter an EIN. All other filers, see specific instructions.
     34-1775913                                            OR
     ----------------------------------------------------
[_]  Social security number (see Specific Instructions)

1    I request an extension of time until 9/ 15/ 99 to file (check appropriate box(es)).
                                      month  day  year

 a   [X]  Form 5500 series (no more than 2 1/2 months).

 b   [_]  Form 5330 (no more than 6 months). Payment amount attached is $______
     (see instructions)
2    Complete the following for the plan(s) covered by this application (see HOW TO FILE):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PLAN YEAR ENDING
                                                                                   PLAN        -------------------------------------
                                PLAN NAME/FILER                                   NUMBER           Month      Day       Year
------------------------------------------------------------------------------------------------------------------------------------
COHESANT TECHNOLOGIES, INC. EMPLOYEE 401(k) PROFIT SHARING PLAN                 0    0    3          11        30         98
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3   STATE IN DETAIL WHY YOU NEED THE EXTENSION  THIS EXTENSION IS NEED TO ALLOW THE PREPARER TO SECURE ADDITIONAL
                                               -------------------------------------------------------------------------------------
INFORMATION NECESSARY FOR THE PREPARATION OF A COMPLETE RETURN.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Under penalties of perjury, I declare that to the best of my knowledge and belief the statements made on this form are true, correct, and complete, and that I am authorized to prepare this application.

Signature /s/ Robert W. Pawlak                                                                                Date  6-25-99
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Notice to Applicant
                                                     To Be Completed by the IRS

[_] This application IS approved to the date shown on line 1. (YOU MUST ATTACH AN APPROVED COPY OF THIS FORM TO EACH RETURN THAT
    WAS GRANTED AN EXTENSION.)

[_] The date entered on line 1 is incorrect. The maximum time allowed is 2 1/2 months for Form 5500 series (6 months for Form
    5330). This application is approved to ................................. (YOU MUST ATTACH AN APPROVED COPY OF THIS FORM TO EACH
    FORM 5330 THAT WAS GRANTED AN EXTENSION.)

[_] The application IS NOT approved, because it was filed after the normal due date of the return. (A 10-DAY GRACE PERIOD IS NOT
    GRANTED.)

[_] This application IS NOT approved, because
    [_]  The application was not signed.
    [_]  No reason was given on this application or the reason was not acceptable.
    [_]  No payment was attached for the tax due on Form 5330.
    [_]  Other
    A 10-day grace period is granted from the date shown below or the due date of the return, whichever is later. (YOU MUST ATTACH
    A COPY OF THIS FORM TO EACH RETURN YOU FILE THAT IS GRANTED A GRACE PERIOD.)
                                                                                                       By:
    -------------------------------    -------------------------------------------------------------       -------------------------
                 (Date)                                        (Director)
------------------------------------------------------------------------------------------------------------------------------------
COMPLETE IF YOU WANT THIS FORM 5558 RETURNED TO AN ADDRESS OTHER THAN THE ADDRESS SHOWN ABOVE.
------------------------------------------------------------------------------------------------------------------------------------
                                                        Please Print or Type
Name
NATIONAL CITY BANK, ATTENTION: KAREN L. GAGNIER
--------------------------------------------------------------------------------
Number, street, and room or suite no. (If a P.O. box, see instructions.)
1001 S. WORTH
--------------------------------------------------------------------------------
City or town, state, and ZIP code
BIRMINGHAM, MI 48000-9694
-----------------------------------------------------------------------------------------------------------------------------------
                                                            MGA                                              Form 5558 (Rev. 11-97)